Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2017

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Operating Income to Net Income	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG's international business written through Lloyd's and includes international marine, aviation and political, casualty, energy, property and treaty business.

Marine, Aviation & Political includes marine coverages that insure marine hull, liability, cargo and specie, fine art, and ports and terminals and political coverages that insure political violence (war, terrorism, aviation war), political risk and trade credit. It also includes aviation coverages that insure airline hull and liability, general aviation, refuellers, aviation products and satellite.

Casualty provides liability coverage worldwide for professional and commercial risks, credit and bond, crime and professional liability coverage for financial institutions, medical malpractice, excess workers’ compensation and accident and health, as well as syndicate participations.

Energy coverage, encompassing exploration and production, construction, downstream, operational power and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

Property coverage insures property, including commercial and industrial businesses, against physical loss or damage and business interruption.

Treaty encompasses a broad range of casualty, property and marine exposures worldwide. International  casualty treaties cover motor, employer public, professional, pecuniary and miscellaneous liabilities. North American casualty comprises mainly excess of loss, written on an occurrence and claims made basis, and with a focus on medical malpractice supported by workers compensation clash business. Casualty also includes accident & health, a largely catastrophe exposed account, written for a range of perils. Property comprises mainly catastrophe and risk excess of loss for personal, commercial, excess and surplus lines carriers. Marine treaties, written on a whole account, specific or combined basis, focus on a broad range of assets and associated perils and liabilities.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2016	2017	2017	2017	2017	2016	2017
PREMIUMS
Gross premiums written	$1,218.2	$1,454.7	$1,479.0	$1,521.5	$1,352.9	$5,397.4	$5,808.1
Net premiums written	1,082.0	1,186.8	1,275.7	1,322.5	1,173.2	4,698.8	4,958.2
Net premiums earned	1,170.4	1,181.3	1,181.2	1,226.9	1,244.0	4,628.1	4,833.4

EARNINGS
Operating income (loss) before interest and taxes	$(22.1)	$69.1	$118.9	$13.1	$135.2	$322.8	$336.3
Operating income (loss) after taxes	(19.7)	40.8	72.3	4.7	86.0	184.4	203.8
Income (loss) from continuing operations	(12.2)	45.2	78.4	12.3	67.1	156.1	203.0
Net income (loss)	(13.5)	45.2	78.4	11.1	51.5	155.1	186.2

PER SHARE DATA (DILUTED)
Operating income (loss) after taxes	$(0.46)	$0.95	$1.69	$0.11	$2.00	$4.27	$4.74
Income (loss) from continuing operations	(0.29)	1.05	1.83	0.28	1.56	3.61	4.73
Net income (loss)	(0.32)	1.05	1.83	0.26	1.20	3.59	4.33
Weighted average shares outstanding (1)	42.5	42.9	42.8	42.9	43.0	43.2	43.0

BALANCE SHEET
	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2016	2017	2017	2017	2017
Total assets	$14,220.4	$14,490.8	$14,792.7	$15,389.3	$15,469.6
Total loss and loss adjustment expense reserves	6,949.4	7,103.0	7,162.4	7,635.4	7,745.0
Total shareholders' equity	2,857.5	2,913.5	2,972.5	2,972.0	2,997.7
Total shareholders' equity, excluding net unrealized appreciation
depreciation on investments, net of tax	2,671.5	2,708.5	2,747.7	2,743.5	2,792.3
U.S. Property and Casualty Companies
Statutory surplus	$2,173.4	$2,229.5	$2,006.3	$2,061.9	$2,077.1
Premium to surplus ratio	1.79:1	1.76:1	1.98:1	1.96:1	1.98:1
Book value per share	$67.40	$68.44	$70.18	$70.10	$70.59
Book value per share, excluding net unrealized appreciation
depreciation on investments, net of tax	$63.01	$63.62	$64.87	$64.71	$65.75
Tangible book value per share (total book value excluding goodwill
and intangibles)	$61.17	$62.20	$63.88	$63.49	$63.94
Shares outstanding	42.4	42.6	42.4	42.4	42.5
Total debt/equity	27.5%	27.0%	26.5%	26.5%	26.3%
Total debt/total capital	21.6%	21.3%	20.9%	20.9%	20.8%

(1) Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2016 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2017	2016	% Change	2017	2016	% Change

REVENUES
Premiums earned	$1,244.0	$1,170.4	6.3	$4,833.4	$4,628.1	4.4
Net investment income	78.1	74.2	5.3	298.1	279.4	6.7
Net realized investment gains	2.5	3.6	(30.6)	23.7	8.6	175.6
Fees and other income	7.6	6.8	11.8	29.2	29.7	(1.7)
Total revenues	1,332.2	1,255.0	6.2	5,184.4	4,945.8	4.8

LOSSES AND EXPENSES
Losses and loss adjustment expenses	759.2	843.4	(10.0)	3,128.7	2,964.7	5.5
Amortization of deferred acquisition costs	280.5	263.8	6.3	1,086.6	1,035.2	5.0
Interest expense	12.2	12.1	0.8	48.5	54.9	(11.7)
Net loss from repayment of debt	-	2.2	N/M	-	88.3	N/M
Other operating expenses	157.7	166.3	(5.2)	619.1	610.4	1.4
Total losses and expenses	1,209.6	1,287.8	(6.1)	4,882.9	4,753.5	2.7

Income (loss) from continuing operations before income taxes	122.6	(32.8)	(473.8)	301.5	192.3	56.8
Income tax expense (benefit)	55.5	(20.6)	(369.4)	98.5	36.2	172.1
Income (loss) from continuing operations	67.1	(12.2)	(650.0)	203.0	156.1	30.0
Discontinued operations	(15.6)	(1.3)	N/M	(16.8)	(1.0)	N/M
Net income (loss)	$51.5	$(13.5)	(481.5)	$186.2	$155.1	20.1

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	December 31	December 31
(In millions, except per share data)	2017	2016	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,688.8 and $7,235.1)	$7,779.7	$7,331.3	6.1
Equity securities, at fair value (cost of $433.7 and $498.4)	576.5	584.4	(1.4)
Other investments	685.5	533.8	28.4
Total investments	9,041.7	8,449.5	7.0
Cash and cash equivalents	376.4	282.6	33.2
Accrued investment income	62.7	61.7	1.6
Premiums and accounts receivable, net	1,567.6	1,438.1	9.0
Reinsurance recoverable on paid and unpaid losses and unearned premiums	3,057.0	2,611.8	17.0
Deferred acquisition costs	550.2	517.5	6.3
Deferred income taxes	29.2	115.1	(74.6)
Goodwill	192.6	184.8	4.2
Other assets	504.2	479.8	5.1
Assets of discontinued operations	88.0	79.5	10.7
Total assets	$15,469.6	$14,220.4	8.8

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$7,745.0	$6,949.4	11.4
Unearned premiums	2,763.6	2,561.0	7.9
Expenses and taxes payable	716.2	728.0	(1.6)
Reinsurance premiums payable	344.8	251.9	36.9
Debt	786.9	786.4	0.1
Liabilities of discontinued operations	115.4	86.2	33.9
Total liabilities	12,471.9	11,362.9	9.8

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,857.0	1,846.7	0.6
Accumulated other comprehensive income	107.6	62.8	71.3
Retained earnings	1,975.0	1,875.6	5.3
Treasury stock at cost (18.0 and 18.1 million shares)	(942.5)	(928.2)	1.5
Total shareholders' equity	2,997.7	2,857.5	4.9
Total liabilities and shareholders' equity	$15,469.6	$14,220.4	8.8

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2017					2016
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$650.8	$438.0	$264.1	$-	$1,352.9	$613.2	$402.5	$202.5	$-	$1,218.2
Net premiums written	$564.9	$415.7	$192.6	$-	$1,173.2	$530.0	$381.4	$170.6	$-	$1,082.0
Net premiums earned	$616.1	$407.3	$220.6	$-	$1,244.0	$584.7	$376.7	$209.0	$-	$1,170.4
Losses and LAE:
Current accident year, excluding catastrophe losses	349.7	248.8	116.3	-	714.8	338.4	220.9	124.7	-	684.0
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(9.3)	9.3	(3.7)	0.3	(3.4)	161.5	5.2	(30.7)	7.4	143.4
Current accident year catastrophe losses	29.7	12.2	15.4	-	57.3	11.6	9.7	8.9	-	30.2
Prior accident year unfavorable (favorable) catastrophe loss development	(0.2)	-	(10.2)	-	(10.4)	(4.0)	2.0	(12.2)	-	(14.2)
Total losses and LAE	369.9	270.3	117.8	0.3	758.3	507.5	237.8	90.7	7.4	843.4
Amortization of deferred acquisition costs and other underwriting expenses	219.4	114.8	92.0	2.3	428.5	211.6	116.3	91.8	1.3	421.0
GAAP underwriting profit (loss)	26.8	22.2	10.8	(2.6)	57.2	(134.4)	22.6	26.5	(8.7)	(94.0)
Net investment income	42.1	17.8	14.9	3.3	78.1	41.0	17.9	13.4	1.9	74.2
Other income	2.4	2.9	1.7	0.6	7.6	2.1	3.0	1.1	0.6	6.8
Other operating expenses	(2.2)	(1.2)	(1.1)	(3.2)	(7.7)	(2.0)	(1.3)	(1.8)	(4.0)	(9.1)
Operating income (loss) before income taxes	$69.1	$41.7	$26.3	$(1.9)	$135.2	$(93.3)	$42.2	$39.2	$(10.2)	$(22.1)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.7%	61.1%	52.7%	N/M	57.5%	57.9%	58.7%	59.7%	N/M	58.3%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.5)%	2.3%	(1.7)%	N/M	(0.3)%	27.6%	1.4%	(14.7)%	N/M	12.3%
Current accident year catastrophe losses	4.8%	3.0%	7.0%	N/M	4.6%	2.0%	2.6%	4.2%	N/M	2.6%
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	(4.6)%	N/M	(0.8)%	(0.7)%	0.5%	(5.8)%	N/M	(1.2)%
Total loss and LAE ratio	60.0%	66.4%	53.4%	N/M	61.0%	86.8%	63.2%	43.4%	N/M	72.0%
Expense ratio	35.4%	27.6%	41.7%	N/M	34.1%	36.0%	30.2%	43.9%	N/M	35.7%
Combined ratio	95.4%	94.0%	95.1%	N/M	95.1%	122.8%	93.4%	87.3%	N/M	107.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2017					2016
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$2,826.8	$1,736.7	$1,244.6	$-	$5,808.1	$2,686.2	$1,604.6	$1,106.6	$-	$5,397.4
Net premiums written	$2,462.0	$1,647.1	$849.1	$-	$4,958.2	$2,361.5	$1,521.2	$816.1	$-	$4,698.8
Net premiums earned	$2,399.6	$1,580.8	$853.0	$-	$4,833.4	$2,318.0	$1,471.5	$838.6	$-	$4,628.1
Losses and LAE:
Current accident year, excluding catastrophe losses	1,367.7	954.0	452.5	0.1	2,774.3	1,308.1	884.5	506.6	0.1	2,699.3
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(9.4)	9.4	(34.1)	1.2	(32.9)	223.0	4.3	(95.3)	8.3	140.3
Current accident year catastrophe losses	172.0	80.9	155.2	-	408.1	73.8	40.7	45.5	-	160.0
Prior accident year unfavorable (favorable) catastrophe loss development	(1.4)	-	(24.1)	-	(25.5)	(3.7)	6.3	(37.5)	-	(34.9)
Total losses and LAE	1,528.9	1,044.3	549.5	1.3	3,124.0	1,601.2	935.8	419.3	8.4	2,964.7
Amortization of deferred acquisition costs and other underwriting expenses	858.0	452.4	348.6	4.1	1,663.1	838.8	431.9	339.0	2.4	1,612.1
GAAP underwriting profit (loss)	12.7	84.1	(45.1)	(5.4)	46.3	(122.0)	103.8	80.3	(10.8)	51.3
Net investment income	165.8	70.1	52.0	10.2	298.1	158.5	69.5	45.7	5.7	279.4
Other income	8.4	11.4	6.7	2.7	29.2	8.5	11.4	7.1	2.7	29.7
Other operating expenses	(9.0)	(6.4)	(6.5)	(15.4)	(37.3)	(9.1)	(6.3)	(6.3)	(15.9)	(37.6)
Operating income (loss) before income taxes	$177.9	$159.2	$7.1	$(7.9)	$336.3	$35.9	$178.4	$126.8	$(18.3)	$322.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.0%	60.4%	53.0%	N/M	57.4%	56.5%	60.1%	60.4%	N/M	58.4%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.4)%	0.6%	(4.0)%	N/M	(0.7)%	9.6%	0.3%	(11.4)%	N/M	3.0%
Current accident year catastrophe losses	7.2%	5.1%	18.2%	N/M	8.4%	3.2%	2.8%	5.5%	N/M	3.5%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	-	(2.8)%	N/M	(0.5)%	(0.2)%	0.4%	(4.5)%	N/M	(0.8)%
Total loss and LAE ratio	63.7%	66.1%	64.4%	N/M	64.6%	69.1%	63.6%	50.0%	N/M	64.1%
Expense ratio	35.6%	28.0%	40.9%	N/M	34.1%	36.0%	28.7%	40.4%	N/M	34.5%
Combined ratio	99.3%	94.1%	105.3%	N/M	98.7%	105.1%	92.3%	90.4%	N/M	98.6%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2016	2017	2017	2017	2017	2016	2017
Gross premiums written	$1,218.2	$1,454.7	$1,479.0	$1,521.5	$1,352.9	$5,397.4	$5,808.1
Net premiums written	$1,082.0	$1,186.8	$1,275.7	$1,322.5	$1,173.2	$4,698.8	$4,958.2
Net premiums earned	$1,170.4	$1,181.3	$1,181.2	$1,226.9	$1,244.0	$4,628.1	$4,833.4
Losses and LAE:
Current accident year, excluding catastrophe losses	684.0	684.4	683.2	691.9	714.8	2,699.3	2,774.3
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	143.4	(2.0)	(15.3)	(12.2)	(3.4)	140.3	(32.9)
Current accident year catastrophe losses	30.2	89.5	58.9	202.4	57.3	160.0	408.1
Prior accident year favorable catastrophe loss development	(14.2)	(5.4)	(1.8)	(7.9)	(10.4)	(34.9)	(25.5)
Total losses and LAE	843.4	766.5	725.0	874.2	758.3	2,964.7	3,124.0
Amortization of deferred acquisition costs and other underwriting expenses	421.0	413.0	407.3	414.3	428.5	1,612.1	1,663.1
GAAP underwriting profit (loss)	$(94.0)	$1.8	$48.9	$(61.6)	$57.2	$51.3	$46.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.3%	57.9%	57.9%	56.4%	57.5%	58.4%	57.4%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	12.3%	(0.2)%	(1.3)%	(1.0)%	(0.3)%	3.0%	(0.7)%
Current accident year catastrophe losses	2.6%	7.6%	5.0%	16.5%	4.6%	3.5%	8.4%
Prior accident year favorable catastrophe loss development	(1.2)%	(0.5)%	(0.2)%	(0.6)%	(0.8)%	(0.8)%	(0.5)%
Total loss and LAE ratio	72.0%	64.8%	61.4%	71.3%	61.0%	64.1%	64.6%
Expense ratio	35.7%	34.7%	34.2%	33.5%	34.1%	34.5%	34.1%
Combined ratio	107.7%	99.5%	95.6%	104.8%	95.1%	98.6%	98.7%

Combined ratio, excluding catastrophe losses	106.3%	92.4%	90.8%	88.9%	91.3%	95.9%	90.8%
Current accident year combined ratio, excluding catastrophe losses	94.0%	92.6%	92.1%	89.9%	91.6%	92.9%	91.5%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2017					2016
	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$180.7	$73.3	$69.4	$241.5	$564.9	$174.0	$68.2	$63.2	$224.6	$530.0
Net premiums earned	$204.8	$80.8	$77.7	$252.8	$616.1	$196.7	$77.4	$70.5	$240.1	$584.7
Losses and LAE:
Current accident year, excluding catastrophe losses	110.0	56.1	46.6	137.0	349.7	114.1	49.9	47.2	127.2	338.4
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	2.5	2.5	(9.1)	(5.2)	(9.3)	43.7	18.4	(32.0)	131.4	161.5
Current accident year catastrophe losses	27.6	(0.8)	-	2.9	29.7	6.9	(0.1)	-	4.8	11.6
Prior accident year unfavorable (favorable) catastrophe loss development	(0.8)	(0.1)	-	0.7	(0.2)	(5.0)	-	-	1.0	(4.0)
Total losses and LAE	139.3	57.7	37.5	135.4	369.9	159.7	68.2	15.2	264.4	507.5
Amortization of deferred acquisition costs and other underwriting expenses					219.4					211.6
GAAP underwriting profit (loss)					26.8					(134.4)
Net investment income					42.1					41.0
Other income					2.4					2.1
Other operating expenses					(2.2)					(2.0)
Operating income before income taxes					$69.1					$(93.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	53.7%	69.4%	60.0%	54.3%	56.7%	58.0%	64.5%	66.9%	53.0%	57.9%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.2%	3.1%	(11.7)%	(2.1)%	(1.5)%	22.2%	23.8%	(45.4)%	54.7%	27.6%
Current accident year catastrophe losses	13.5%	(1.0)%	-	1.1%	4.8%	3.5%	(0.1)%	-	2.0%	2.0%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.4)%	(0.1)%	-	0.3%	-	(2.5)%	-	-	0.4%	(0.7)%
Total loss and LAE ratio	68.0%	71.4%	48.3%	53.6%	60.0%	81.2%	88.2%	21.5%	110.1%	86.8%
Expense ratio					35.4%					36.0%
Combined ratio					95.4%					122.8%

Change in policies in force	7.4%	3.1%	13.3%	6.3%	7.2%	5.2%	(2.4)%	9.4%	5.5%	4.9%
Retention	84.9%	82.5%	81.5%	N/M	83.8%	87.3%	80.5%	82.5%	N/M	85.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2017					2016
	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$815.3	$322.7	$311.1	$1,012.9	$2,462.0	$792.9	$307.1	$285.6	$975.9	$2,361.5
Net premiums earned	$801.4	$314.8	$300.8	$982.6	$2,399.6	$771.9	$306.3	$274.9	$964.9	$2,318.0
Losses and LAE:
Current accident year, excluding catastrophe losses	433.3	215.3	185.5	533.6	1,367.7	396.4	210.8	185.9	515.0	1,308.1
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	2.5	2.5	(9.1)	(5.3)	(9.4)	74.2	27.5	(46.7)	168.0	223.0
Current accident year catastrophe losses	94.1	4.5	-	73.4	172.0	49.8	2.5	-	21.5	73.8
Prior accident year unfavorable (favorable) catastrophe loss development	0.4	(0.2)	-	(1.6)	(1.4)	(5.4)	-	-	1.7	(3.7)
Total losses and LAE	530.3	222.1	176.4	600.1	1,528.9	515.0	240.8	139.2	706.2	1,601.2
Amortization of deferred acquisition costs and other underwriting expenses					858.0					838.8
GAAP underwriting profit (loss)					12.7					(122.0)
Net investment income					165.8					158.5
Other income					8.4					8.5
Other operating expenses					(9.0)					(9.1)
Operating income before income taxes					$177.9					$35.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	54.1%	68.4%	61.6%	54.3%	57.0%	51.3%	68.8%	67.6%	53.4%	56.5%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.3%	0.8%	(3.0)%	(0.5)%	(0.4)%	9.6%	9.0%	(17.0)%	17.4%	9.6%
Current accident year catastrophe losses	11.8%	1.5%	-	7.5%	7.2%	6.5%	0.8%	-	2.2%	3.2%
Prior accident year unfavorable (favorable) catastrophe loss development	-	(0.1)%	-	(0.2)%	(0.1)%	(0.7)%	-	-	0.2%	(0.2)%
Total loss and LAE ratio	66.2%	70.6%	58.6%	61.1%	63.7%	66.7%	78.6%	50.6%	73.2%	69.1%
Expense ratio					35.6%					36.0%
Combined ratio					99.3%					105.1%

Change in policies in force	7.4%	3.1%	13.3%	6.3%	7.2%	5.2%	(2.4)%	9.4%	5.5%	4.9%
Retention	86.2%	82.7%	81.5%	N/M	84.5%	86.9%	81.2%	80.8%	N/M	84.6%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2016	2017	2017	2017	2017	2016	2017
Gross premiums written	$613.2	$718.0	$685.2	$772.8	$650.8	$2,686.2	$2,826.8
Net premiums written	$530.0	$625.3	$591.6	$680.2	$564.9	$2,361.5	$2,462.0
Net premiums earned	$584.7	$588.3	$591.2	$604.0	$616.1	$2,318.0	$2,399.6
Losses and LAE:
Current accident year, excluding catastrophe losses	338.4	339.3	335.8	342.9	349.7	1,308.1	1,367.7
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	161.5	(0.1)	-	-	(9.3)	223.0	(9.4)
Current accident year catastrophe losses	11.6	36.4	43.4	62.5	29.7	73.8	172.0
Prior accident year favorable catastrophe loss development	(4.0)	-	(0.8)	(0.4)	(0.2)	(3.7)	(1.4)
Total losses and LAE	507.5	375.6	378.4	405.0	369.9	1,601.2	1,528.9
Amortization of deferred acquisition costs and other underwriting expenses	211.6	215.4	210.5	212.7	219.4	838.8	858.0
GAAP underwriting profit (loss)	$(134.4)	$(2.7)	$2.3	$(13.7)	$26.8	$(122.0)	$12.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.9%	57.6%	56.8%	56.8%	56.7%	56.5%	57.0%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	27.6%	-	-	-	(1.5)%	9.6%	(0.4)%
Current accident year catastrophe losses	2.0%	6.2%	7.3%	10.4%	4.8%	3.2%	7.2%
Prior accident year favorable catastrophe loss development	(0.7)%	-	(0.1)%	(0.1)%	-	(0.2)%	(0.1)%
Total loss and LAE ratio	86.8%	63.8%	64.0%	67.1%	60.0%	69.1%	63.7%
Expense ratio	36.0%	36.4%	35.4%	35.0%	35.4%	36.0%	35.6%
Combined ratio	122.8%	100.2%	99.4%	102.1%	95.4%	105.1%	99.3%

Combined ratio, excluding catastrophe losses	121.5%	94.0%	92.2%	91.8%	90.6%	102.1%	92.2%
Current accident year combined ratio, excluding catastrophe losses	93.9%	94.0%	92.2%	91.8%	92.1%	92.5%	92.6%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2017				2016
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$260.2	$145.8	$9.7	$415.7	$236.4	$135.7	$9.3	$381.4
Net premiums earned	$256.8	$140.9	$9.6	$407.3	$235.0	$132.1	$9.6	$376.7
Losses and LAE:
Current accident year, excluding catastrophe losses	185.9	61.2	1.7	248.8	168.8	49.2	2.9	220.9
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.7	4.9	0.7	9.3	8.2	(3.5)	0.5	5.2
Current accident year catastrophe losses	1.1	10.9	0.2	12.2	0.3	8.6	0.8	9.7
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	-	-	0.1	2.0	(0.1)	2.0
Total losses and LAE	190.7	77.0	2.6	270.3	177.4	56.3	4.1	237.8
Amortization of deferred acquisition costs and other underwriting expenses				114.8				116.3
GAAP underwriting profit				22.2				22.6
Net investment income				17.8				17.9
Other income				2.9				3.0
Other operating expenses				(1.2)				(1.3)
Operating income before income taxes				$41.7				$42.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	72.5%	43.4%	17.7%	61.1%	71.8%	37.2%	30.2%	58.7%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.4%	3.5%	7.3%	2.3%	3.5%	(2.6)%	5.2%	1.4%
Current accident year catastrophe losses	0.4%	7.7%	2.1%	3.0%	0.2%	6.5%	8.3%	2.6%
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	-	-	-	1.5%	(1.0)%	0.5%
Total loss and LAE ratio	74.3%	54.6%	27.1%	66.4%	75.5%	42.6%	42.7%	63.2%
Expense ratio				27.6%				30.2%
Combined ratio				94.0%				93.4%

Change in policies in force	3.8%	4.0%	(9.1)%	3.5%	1.4%	1.8%	(11.3)%	1.1%
Retention	84.4%	83.7%	N/M	84.0%	84.8%	82.8%	N/M	83.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2017				2016
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$1,041.6	$566.9	$38.6	$1,647.1	$953.6	$529.7	$37.9	$1,521.2
Net premiums earned	$992.7	$549.9	$38.2	$1,580.8	$914.9	$518.5	$38.1	$1,471.5
Losses and LAE:
Current accident year, excluding catastrophe losses	692.7	249.3	12.0	954.0	650.0	221.4	13.1	884.5
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.7	4.9	0.8	9.4	4.8	(2.7)	2.2	4.3
Current accident year catastrophe losses	6.0	74.3	0.6	80.9	5.6	34.0	1.1	40.7
Prior accident year unfavorable (favorable) catastrophe loss development	(0.3)	0.2	0.1	-	-	6.3	-	6.3
Total losses and LAE	702.1	328.7	13.5	1,044.3	660.4	259.0	16.4	935.8
Amortization of deferred acquisition costs and other underwriting expenses				452.4				431.9
GAAP underwriting profit				84.1				103.8
Net investment income				70.1				69.5
Other income				11.4				11.4
Other operating expenses				(6.4)				(6.3)
Operating income before income taxes				$159.2				$178.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	69.7%	45.4%	31.4%	60.4%	71.1%	42.6%	34.4%	60.1%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.4%	0.9%	2.1%	0.6%	0.5%	(0.5)%	5.8%	0.3%
Current accident year catastrophe losses	0.6%	13.5%	1.5%	5.1%	0.6%	6.6%	2.9%	2.8%
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	0.3%	-	-	1.2%	-	0.4%
Total loss and LAE ratio	70.7%	59.8%	35.3%	66.1%	72.2%	49.9%	43.1%	63.6%
Expense ratio				28.0%				28.7%
Combined ratio				94.1%				92.3%

Change in policies in force	3.8%	4.0%	(9.1)%	3.5%	1.4%	1.8%	(11.3)%	1.1%
Retention	85.2%	83.8%	N/M	84.5%	84.4%	82.2%	N/M	83.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2016	2017	2017	2017	2017	2016	2017
Gross premiums written	$402.5	$383.2	$453.5	$462.0	$438.0	$1,604.6	$1,736.7
Net premiums written	$381.4	$362.1	$430.5	$438.8	$415.7	$1,521.2	$1,647.1
Net premiums earned	$376.7	$381.8	$391.3	$400.4	$407.3	$1,471.5	$1,580.8
Losses and LAE:
Current accident year, excluding catastrophe losses	220.9	237.4	235.7	232.1	248.8	884.5	954.0
Prior accident year unfavorable reserve development, excluding catastrophe losses	5.2	0.1	-	-	9.3	4.3	9.4
Current accident year catastrophe losses	9.7	40.4	13.3	15.0	12.2	40.7	80.9
Prior accident year unfavorable catastrophe loss development	2.0	-	-	-	-	6.3	-
Total losses and LAE	237.8	277.9	249.0	247.1	270.3	935.8	1,044.3
Amortization of deferred acquisition costs and other underwriting expenses	116.3	112.3	112.8	112.5	114.8	431.9	452.4
GAAP underwriting profit (loss)	$22.6	$(8.4)	$29.5	$40.8	$22.2	$103.8	$84.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.7%	62.2%	60.2%	58.0%	61.1%	60.1%	60.4%
Prior accident year unfavorable reserve development, excluding catastrophe losses	1.4%	-	-	-	2.3%	0.3%	0.6%
Current accident year catastrophe losses	2.6%	10.6%	3.4%	3.7%	3.0%	2.8%	5.1%
Prior accident year unfavorable catastrophe loss development	0.5%	-	-	-	-	0.4%	-
Total loss and LAE ratio	63.2%	72.8%	63.6%	61.7%	66.4%	63.6%	66.1%
Expense ratio	30.2%	28.8%	28.2%	27.5%	27.6%	28.7%	28.0%
Combined ratio	93.4%	101.6%	91.8%	89.2%	94.0%	92.3%	94.1%

Combined ratio, excluding catastrophe losses	90.3%	91.0%	88.4%	85.5%	91.0%	89.1%	89.0%
Current accident year combined ratio, excluding catastrophe losses	88.9%	91.0%	88.4%	85.5%	88.7%	88.8%	88.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended December 31

	2017						2016
	Marine,						Marine,
	Aviation						Aviation
(In millions, except percentage data)	& Political	Casualty	Energy	Property	Treaty	Total	& Political	Casualty	Energy	Property	Treaty	Total
Gross premiums written	$90.9	$73.7	$31.8	$24.1	$43.6	$264.1	$74.3	$61.7	$27.0	$14.3	$25.2	$202.5
Net premiums written	$68.7	$57.7	$18.4	$13.1	$34.7	$192.6	$62.6	$49.7	$21.3	$11.5	$25.5	$170.6
Net premiums earned	$64.6	$52.7	$21.4	$12.3	$69.6	$220.6	$65.3	$47.9	$24.7	$11.2	$59.9	$209.0
Losses and LAE:
Current accident year, excluding catastrophe losses						116.3						124.7
Prior accident year favorable reserve development, excluding catastrophe losses						(3.7)						(30.7)
Current accident year catastrophe losses						15.4						8.9
Prior accident year favorable catastrophe loss development						(10.2)						(12.2)
Total losses and LAE						117.8						90.7
Amortization of deferred acquisition costs and other underwriting expenses						92.0						91.8
GAAP underwriting profit						10.8						26.5
Net investment income						14.9						13.4
Other income						1.7						1.1
Other operating expenses						(1.1)						(1.8)
Operating income before income taxes						$26.3						$39.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						52.7%						59.7%
Prior accident year favorable reserve development, excluding catastrophe losses						(1.7)%						(14.7)%
Current accident year catastrophe losses						7.0%						4.2%
Prior accident year favorable catastrophe loss development						(4.6)%						(5.8)%
Total loss and LAE ratio						53.4%						43.4%
Expense ratio						41.7%						43.9%
Combined ratio						95.1%						87.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Year ended December 31

	2017						2016
	Marine,						Marine,
	Aviation						Aviation
(In millions, except percentage data)	& Political	Casualty	Energy	Property	Treaty	Total	& Political	Casualty	Energy	Property	Treaty	Total
Gross premiums written	$317.9	$260.0	$159.8	$96.3	$410.6	$1,244.6	$321.3	$237.9	$158.7	$58.2	$330.5	$1,106.6
Net premiums written	$233.9	$204.1	$93.4	$45.6	$272.1	$849.1	$239.5	$198.4	$97.5	$44.2	$236.5	$816.1
Net premiums earned	$237.0	$193.9	$108.2	$45.8	$268.1	$853.0	$238.3	$192.7	$125.5	$46.5	$235.6	$838.6
Losses and LAE:
Current accident year, excluding catastrophe losses						452.5						506.6
Prior accident year favorable reserve development, excluding catastrophe losses						(34.1)						(95.3)
Current accident year catastrophe losses						155.2						45.5
Prior accident year favorable catastrophe loss development						(24.1)						(37.5)
Total losses and LAE						549.5						419.3
Amortization of deferred acquisition costs and other underwriting expenses						348.6						339.0
GAAP underwriting profit (loss)						(45.1)						80.3
Net investment income						52.0						45.7
Other income						6.7						7.1
Other operating expenses						(6.5)						(6.3)
Operating income before income taxes						$7.1						$126.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						53.0%						60.4%
Prior accident year favorable reserve development, excluding catastrophe losses						(4.0)%						(11.4)%
Current accident year catastrophe losses						18.2%						5.5%
Prior accident year favorable catastrophe loss development						(2.8)%						(4.5)%
Total loss and LAE ratio						64.4%						50.0%
Expense ratio						40.9%						40.4%
Combined ratio						105.3%						90.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2016	2017	2017	2017	2017	2016	2017
Gross premiums written	$202.5	$353.5	$340.3	$286.7	$264.1	$1,106.6	$1,244.6
Net premiums written	$170.6	$199.4	$253.6	$203.5	$192.6	$816.1	$849.1
Net premiums earned	$209.0	$211.2	$198.7	$222.5	$220.6	$838.6	$853.0
Losses and LAE:
Current accident year, excluding catastrophe losses	124.7	107.7	111.7	116.8	116.3	506.6	452.5
Prior accident year favorable reserve development, excluding catastrophe losses	(30.7)	(2.3)	(15.6)	(12.5)	(3.7)	(95.3)	(34.1)
Current accident year catastrophe losses	8.9	12.7	2.2	124.9	15.4	45.5	155.2
Prior accident year favorable catastrophe loss development	(12.2)	(5.4)	(1.0)	(7.5)	(10.2)	(37.5)	(24.1)
Total losses and LAE	90.7	112.7	97.3	221.7	117.8	419.3	549.5
Amortization of deferred acquisition costs and other underwriting expenses	91.8	84.7	83.4	88.5	92.0	339.0	348.6
GAAP underwriting profit (loss)	$26.5	$13.8	$18.0	$(87.7)	$10.8	$80.3	$(45.1)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.7%	51.0%	56.3%	52.4%	52.7%	60.4%	53.0%
Prior accident year favorable reserve development, excluding catastrophe losses	(14.7)%	(1.1)%	(7.9)%	(5.6)%	(1.7)%	(11.4)%	(4.0)%
Current accident year catastrophe losses	4.2%	6.1%	1.1%	56.2%	7.0%	5.5%	18.2%
Prior accident year favorable catastrophe loss development	(5.8)%	(2.6)%	(0.5)%	(3.4)%	(4.6)%	(4.5)%	(2.8)%
Total loss and LAE ratio	43.4%	53.4%	49.0%	99.6%	53.4%	50.0%	64.4%
Expense ratio	43.9%	40.1%	42.0%	39.8%	41.7%	40.4%	40.9%
Combined ratio	87.3%	93.5%	91.0%	139.4%	95.1%	90.4%	105.3%

Combined ratio, excluding catastrophe losses	88.9%	90.0%	90.4%	86.6%	92.7%	89.4%	89.9%
Current accident year combined ratio, excluding catastrophe losses	103.6%	91.1%	98.3%	92.2%	94.4%	100.8%	93.9%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q4	Q1	Q2	Q3	Q4	YTD	YTD
(In millions, except yields)	2016	2017	2017	2017	2017	2016	2017
Net Investment Income
Fixed maturities	$62.9	$60.9	$61.4	$62.6	$64.8	$245.1	$249.7
Equity securities	5.1	4.3	5.0	4.1	4.6	18.6	18.0
Limited partnerships	2.8	2.3	3.7	5.8	3.5	8.0	15.3
Other investments	6.2	6.3	5.1	6.8	7.9	18.7	26.1
Investment expenses	(2.8)	(2.7)	(2.9)	(2.7)	(2.7)	(11.0)	(11.0)
Total	$74.2	$71.1	$72.3	$76.6	$78.1	$279.4	$298.1

Pre-tax Yields
Fixed maturities	3.44%	3.38%	3.37%	3.32%	3.35%	3.51%	3.35%
Total	3.40%	3.29%	3.35%	3.40%	3.34%	3.38%	3.34%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
December 31, 2017

(In millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Value	Total	Gain (Loss)	During Q4	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$513.6	$511.4	5.4%	$(2.2)	$(2.0)	$(0.8)
Foreign government	AA+	240.8	242.7	2.6%	1.9	(1.4)	(3.0)
Municipals:
Taxable	AA	974.0	996.3	10.6%	22.3	(8.6)	(7.3)
Tax-exempt	AA	79.3	79.7	0.8%	0.4	(0.8)	0.4
Corporate:
NAIC 1	A	1,913.4	1,938.3	20.6%	24.9	(11.4)	(2.2)
NAIC 2	BBB	1,970.5	2,001.7	21.3%	31.2	(10.0)	10.1
NAIC 3 and below	B+	355.0	367.5	3.9%	12.5	(6.3)	(3.3)
Total corporate	BBB+	4,238.9	4,307.5	45.8%	68.6	(27.7)	4.6
Asset-backed:
Residential mortgage-backed	AAA	990.6	986.0	10.5%	(4.6)	(4.9)	(0.6)
Commercial mortgage-backed	AAA	591.7	596.4	6.3%	4.7	(1.5)	1.0
Asset-backed	AAA	59.9	59.7	0.6%	(0.2)	(0.3)	0.4
Total fixed maturities	A+	7,688.8	7,779.7	82.6%	90.9	(47.2)	(5.3)
Equity securities (1)		433.7	576.5	6.1%	142.8	19.4	56.8
Other investments (1)		682.1	685.5	7.3%	3.4	(0.5)	(0.5)
Total investments		8,804.6	9,041.7	96.0%	237.1	(28.3)	51.0
Cash and cash equivalents		376.4	376.4	4.0%	-	-	-
Total		$9,181.0	$9,418.1	100.0%	$237.1	$(28.3)	$51.0

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
December 31, 2017

(In millions)

CREDIT QUALITY OF FIXED MATURITIES

	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost	Value	Fair Value

1	Aaa/Aa/A	$5,333.5	$5,381.2	69.2%
2	Baa	1,996.0	2,026.7	26.0%
3	Ba	183.7	191.5	2.5%
4	B	166.6	171.1	2.2%
5	Caa and lower	8.7	8.9	0.1%
6	In or near default	0.3	0.3	-
Total fixed maturities		$7,688.8	$7,779.7	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost	Value	Fair Value

	0-2 Years	$1,352.3	$1,375.1	17.7%
	2-4 Years	2,260.5	2,303.6	29.6%
	4-6 Years	2,099.5	2,121.3	27.3%
	6-8 Years	1,684.8	1,682.3	21.6%
	8-10 Years	215.3	218.0	2.8%
	10+ Years	76.4	79.4	1.0%
	Total fixed maturities	$7,688.8	$7,779.7	100.0%

	Weighted Average Duration	4.3

THE HANOVER INSURANCE GROUP
TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
December 31, 2017

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Bank of America	$30.6	$31.8	0.34%	A-
JP Morgan Chase	28.1	28.4	0.30%	A-
US Bancorp	28.0	28.3	0.30%	A
Morgan Stanley	27.4	27.8	0.30%	BBB+
AT&T	27.0	26.9	0.29%	BBB+
Wells Fargo	26.9	27.1	0.29%	A
Key Bank	26.3	26.5	0.28%	BBB+
Enterprise Holdings	26.1	25.9	0.27%	BBB+
AvalonBay Communities	25.8	25.8	0.27%	A-
Citigroup	25.4	25.6	0.27%	BBB+
Top 10 Corporate and Municipal Fixed	$271.6	$274.1	2.91%

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2017		2016		2017		2016
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$69.1		$(93.3)		$177.9		$35.9
Personal Lines	41.7		42.2		159.2		178.4
Chaucer	26.3		39.2		7.1		126.8
Other	(1.9)		(10.2)		(7.9)		(18.3)
Total	135.2		(22.1)		336.3		322.8
Interest expense	(12.2)		(12.1)		(48.5)		(54.9)
Operating income (loss) before income taxes	123.0	$2.86	(34.2)	$(0.81)	287.8	$6.70	267.9	$6.20
Income tax benefit (expense) on operating income	(37.0)	(0.86)	14.5	0.35	(84.0)	(1.96)	(83.5)	(1.93)
Operating income after income taxes	86.0	2.00	(19.7)	(0.46)	203.8	4.74	184.4	4.27
Non-operating items:
Net realized investment gains	2.5	0.06	3.6	0.08	23.7	0.56	8.6	0.20
Loss from repurchase of debt	-	-	(2.2)	(0.05)	-	-	(88.3)	(2.05)
Effect of the Enactment of the Tax Cuts and Jobs Act	(22.3)	(0.52)	-	-	(22.3)	(0.52)	-	-
Other	(2.9)	(0.07)	0.2	-	(10.0)	(0.23)	4.2	0.10
Income tax benefit on non-operating items	3.8	0.09	5.9	0.14	7.8	0.18	47.2	1.09
Income (loss) from continuing operations, net of taxes	67.1	1.56	(12.2)	(0.29)	203.0	4.73	156.1	3.61
Discontinued operations, net of taxes	(15.6)	(0.36)	(1.3)	(0.03)	(16.8)	(0.40)	(1.0)	(0.02)
NET INCOME (LOSS)	$51.5	$1.20	$(13.5)	$(0.32)	$186.2	$4.33	$155.1	$3.59

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales.  Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from:  Commercial Lines, Personal Lines, Chaucer, and Other.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and six months ended June 30, 2017 and 2016 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF January 31, 2018				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 30170
Worcester, MA 01653				The Hanover Insurance				College Station, TX 77842-3170
				Company	A	A	A3	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb	BBB	Baa3
Chaucer Holdings Limited				Subordinated Debentures	bb+	BB+	Ba1
Plantation Place								INQUIRIES
30 Fenchurch Street
London								Oksana Lukasheva
EC3M 3AD								Vice President
Investor Relations
MARKET AND DIVIDEND INFORMATION								(508) 855-2063
olukasheva@hanover.com
The following tables set forth the high and low closing
sales prices of our common stock and cash dividends
for the periods indicated:								INVESTOR INFORMATION LINE

Quarter Ended	2017							Dial 1-800-407-5222 to receive additional printed information,
	Price Range		Dividends					fax-on-demand services or other prerecorded messages.
	High	Low	Per Share
March 31	$91.58	$83.09	$0.500					Please visit our internet site at http:// www.Hanover.com
June 30	$89.51	$80.59	$0.500
September 30	$99.63	$87.90	$0.500
December 31	$108.85	$96.87	$0.540

Quarter Ended	2016
	Price Range		Dividends
	High	Low	Per Share
March 31	$90.68	$76.90	$0.460
June 30	$91.15	$80.41	$0.460
September 30	$84.58	$74.10	$0.460
December 31	$91.66	$74.88	$0.500